Accrued Expenses and Other Payables - Schedule of Accrued Expenses and Other Payables (Details) - USD ($) $ in Thousands		Jun. 30, 2025	Dec. 31, 2024
Schedule of Accrued Expenses and Other Payables [Abstract]
Interest payable	[1]	$ 8,157	$ 5,177
Customer refund	[2]	1,054	1,040
Accrued expenses		1,449	2,292
Others			264
Total		$ 10,660	$ 8,773

[1]	The interest payable represented the accrued interest for long-term payables owed to the mining equipment supplier totaling $101.3 million with a fixed interest rate of 6% per annum (see Note 9); and (ii) long-term loans totaling $40.0 million with a fixed annual interest rate ranging from 6.5% to 7.0% (see Note 10).
[2]	The Company records refund liabilities for amounts received from customers in excess of purchase amounts, representing overpayments to be returned or amounts pending customers’ claims. These overpayments are classified as current liabilities until refunded or, if agreed upon with the customers, applied as credits toward future purchases.